Guggenheim Variable Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated December 15, 2025

to the currently effective Guggenheim Variable Funds Trust Statement of Additional Information

dated May 1, 2025, as supplemented from time to time (the “SAI”)

This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.

On December 15, 2025, The Bank of New York Mellon (“BNY”) replaced MUFG Investor Services (“MUFG”) as administrative agent to Guggenheim Variable Funds Trust (the “Trust”).

Pursuant to a Fund Accounting and Administration Agreement with the Trust, as may be amended and/or restated time to time, BNY performs administrative functions and bookkeeping, accounting and pricing functions for the Funds. For these services, BNY receives a fee, accrued daily and paid monthly, based on average daily net assets of the Funds, subject to a minimum fee per year. The Funds also reimburse BNY for certain out-of-pocket expenses.

In view of the foregoing, references to MUFG as administrative agent to the Funds are hereby replaced with BNY as context requires.

Please retain this supplement for future reference.

SUPP-SAI-GVFT-1225x0126